UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 8, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

On November 10, 2014, Empire Global Corp. issued a press release announcing that it has signed a letter of intent to acquire the gaming assets of Sevenbet Srl. a licenced gaming operator based in Avellino, Italy and has commenced due diligence procedures. The company will pay EUR 750,000 to acquire 15 licenced locations, active gaming business, client base and long term location contracts.

The company's press release announcing the Letter of Intent is included as
Exhibit 99.1.

Item 8.01 OTHER EVENTS

On November 8, 2014, Empire Global Corp. through our wholly owned subsidiary, Multigioco Srl signed a letter of intent to acquire all of the gaming assets of Sevenbet Srl, which includes 14 corner and 1 agency licence, all the assets, intellectual property, operations and licences governed under the Agenzia delle Dogane e dei Monopoli (formerly Amministrazione Autonoma Monopoli di Stato) ("AAMS") as well as long term contracts at each location, client base and active current gaming business.

The company will pay EUR 750,000 to acquire 100% of the gaming assets of Sevenbet Srl which now generate approximately EUR 450,000 in annual EBITDA.

The transaction is subject to the completion of a Material Definitive Agreement to take effect upon the completion of a 30 day due diligence period and regulatory approval.

The Company will file a current report on Form 8-K under Item 1.01 upon entry into a Material Definitive Agreement, and as required, within four business days after the completion of the Material Definitive Agreement under Item 2.01.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 - Press Release dated November 10, 2014.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  November 10, 2014.                EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
99.1              Press Release dated November 10, 2014 captioned "Empire Global
                  Corp. to Acquire Additional Gaming Assets in Italy"